                               VANTAGEPOINT FUNDS


 Supplement dated September 8, 2005 to the Statement of Additional Information dated May 1, 2005, as amended May 23, 2005 and June 30, 2005

This supplement is to inform shareholders about the recent election of Mr. Timothy M. O'Brien as a Class I director of The Vantagepoint Funds (the "Fund"). Effective June 30, 2005, Mr. Eddie Moore resigned as a Class I director of the Fund. It was the consensus of the directors that the resulting vacancy on the Board be filled promptly. On August 18, 2005, the holder of a majority of the outstanding shares of the Fund elected Mr. O'Brien as a Class I Independent Director by written consent, pursuant to Article V, Section 4 of the Fund's Amended Agreement and Declaration of Trust. Mr. O'Brien's term is expected to commence on September 26, 2005.

     This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.

INFORMATION ABOUT THE OFFICERS AND DIRECTORS

Add the following information regarding Mr. O'Brien to the chart beginning on p. 17 of the Statement of Additional Information under "Independent Directors":


                                       Term of Office
Name and        Position(s) Held       and Length of     Principal Occupation(s)
Age             with the Trust         Time Served       During Past 5 Years               Other Directorships Held
-----------     -----------------      -------------     -------------------------------   ----------------------------
Timothy M.      Director (term to      Term expires      Independent Consultant (pension   Director and Audit Committee
O'Brien (55)    commence on            October 2009      consulting)(2003-present);        Chair of AirGate PCS, Inc.
                September 26, 2005)                      Chief Executive Officer -         (mobile network operations;
                                                         American Humane Association       publicly-traded company)
                                                         (1999-2003); Consultant -         (2004-present); Member of the
                                                         William Mercer Consulting         Investment Advisory Council
                                                         (investment and fiduciary         of the Alaska State Pension
                                                         consulting) (1995-1999)           Investment Board (2000-
                                                                                           present)





           [End of Supplement to Statement of Additional Information]